                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE
                                                                 RoseMary Luebke
                                                                      Controller
                                                                    952.974.7000
                                                  rosie.luebke@kontronmobile.com

                                                    Media contact: Gary Hornseth
                                                     Public Relations Consultant
                                                                    651.699.0759
                                                 gary.hornseth@kontronmobile.com


                       KONTRON MOBILE COMPUTING ANNOUNCES
                   FOURTH QUARTER AND FISCAL YEAR 2003 RESULTS

                Reports Third Consecutive Profitable Fiscal Year

EDEN PRAIRIE, Minn. -- (Mar. 29, 2004) -- Kontron Mobile Computing, Inc. (OTC
BB: KMBC), today announced results for fourth quarter and fiscal year 2003 -- the company's third consecutive profitable fiscal year.

For fourth quarter 2003, the company reported operating income of $541,492, compared to operating income of $949,798 for fourth quarter 2002. Net income for fourth quarter 2003 was $369,708, or $0.02 per share, on revenue of $3.8 million, compared to net income of $733,709, or $0.05 per share, on revenue of $4.4 million for fourth quarter 2002.

For the fiscal year ending December 31, 2003, the company reported operating income of $848,824, compared to operating income of $1,009,718 for fiscal year 2002. Net income for fiscal year 2003 was $177,246, or $0.01 per share, on revenue of $12.0 million, compared to net income of $148,722 or $0.01 per share, on revenue of $12.2 million for fiscal year 2002.

 "We are pleased to announce the third consecutive year of profits within a market climate that continues to be challenging for companies in our sector," said Thomas Sparrvik, CEO. "During 2003, we continued to widen our presence in our key markets, particularly the military customer base. We also sustained focus on cost reduction while maintaining steady R&D spending for development projects that we believe will position us for future growth."

ABOUT KONTRON MOBILE COMPUTING, INC.

A Minnesota corporation, Kontron Mobile Computing, Inc., has designed, manufactured and marketed rugged computers for a variety of industries and applications worldwide since 1992. It also provides product customization, integration and support services. The company is headquartered in Eden Prairie, Minn., with sales, service and manufacturing locations worldwide. It is traded on the U.S. Over the Counter Bulletin Board under the ticker symbol KMBC.

Kontron Mobile Computing is the mobile computing affiliate of Kontron AG, Munich, Germany. For more information, visit Kontron Mobile Computing online at www.kontronmobile.com, or phone the company toll-free at 1-888-343-5396.

                                                                    EXHIBIT 99.1



Forward-looking statements in this news release, if any, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain important factors could cause results to differ materially from those anticipated by the statements, including the impact of changing economic or business conditions, the impact of competition, the availability of financing, the success of products in the marketplace, other risk factors inherent in the computer industry and other factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission.

                                      # # #

                                                                    EXHIBIT 99.1


                                 BALANCE SHEETS

                                                                                                        DECEMBER 31,
                                                                                                    2003           2002
                                                                                                    ----           ----
                                            ASSETS
CURRENT ASSETS:
Cash and cash equivalents.....................................................................  $ 1,694,302    $ 2,031,285
Accounts receivable, net of allowance for doubtful accounts of $158,200 and $127,200..........    2,562,900      3,015,258
Accounts receivable, related parties..........................................................      185,046        119,919
Inventories...................................................................................    1,678,254        975,263
Prepaid expenses and other....................................................................       50,602         54,269
                                                                                                -----------    -----------
       Total current assets...................................................................    6,171,104      6,195,994
                                                                                                -----------    -----------
PROPERTY AND EQUIPMENT:
Computers and equipment.......................................................................    1,172,007      1,163,624
Furniture and fixtures........................................................................      800,706        800,706
Leasehold improvements........................................................................      346,099        346,099
Less: Accumulated depreciation and amortization...............................................   (2,226,309)    (2,129,623)
                                                                                                -----------    -----------
       Property and equipment, net............................................................       92,503        180,806
DEPOSITS AND OTHER ASSETS, NET................................................................        6,556         39,398
                                                                                                -----------    -----------
TOTAL ASSETS..................................................................................  $ 6,270,163    $ 6,416,198
                                                                                                ===========    ===========

                        LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable..............................................................................    $ 144,527      $ 401,845
Accounts payable, related parties.............................................................      959,627        412,425
Accrued warranty..............................................................................      203,000        332,169
Accrued compensation and benefits.............................................................      255,154        272,312
Accrued interest to Kontron AG................................................................      450,575             --
Other accrued liabilities.....................................................................      148,684        340,174
Deferred revenue, short-term..................................................................      537,372      1,064,292
                                                                                                -----------    -----------
       Total current liabilities..............................................................    2,698,939      2,823,217
                                                                                                -----------    -----------
LONG TERM LIABILITIES:
Note payable to Kontron AG....................................................................    7,103,910      7,462,071
Deferred revenue, long-term...................................................................      159,158            --
                                                                                                -----------    -----------
       Total long term liabilities............................................................    7,263,068      7,462,071
                                                                                               ------------   ------------
Total Liabilities.............................................................................    9,962,007     10,285,288
                                                                                               ------------   ------------


SHAREHOLDERS' EQUITY (DEFICIT):
Series B Convertible Preferred Stock, $.001 par value, 4,250,000 shares authorized;
   4,250,000 issued and outstanding for both periods..........................................        4,250          4,250
Series C Convertible Preferred Stock, $.001 par value, 500,000 shares authorized;
   500,000 issued and outstanding for both periods............................................          500            500
Common stock, $.001 par value, 30,000,000 shares authorized; 14,952,926 issued
   and outstanding for both periods...........................................................       14,953         14,953
Additional paid-in capital....................................................................   32,551,972     32,551,972
Accumulated deficit...........................................................................  (36,263,519)   (36,440,765)
                                                                                                -----------    -----------
           Total shareholders' equity (deficit)...............................................   (3,691,844)    (3,869,090)
                                                                                                -----------    -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)..........................................  $ 6,270,163    $ 6,416,198
                                                                                                ===========    ===========

                                                                    EXHIBIT 99.1


                            STATEMENTS OF OPERATIONS

                                                                                          FOR THE YEARS ENDED
                                                                                          -------------------
                                                                             DECEMBER 31,     DECEMBER 31,    DECEMBER 30,
                                                                                 2003             2002            2001
                                                                                 ----             ----            ----
Net Sales                                                                     $11,979,760     $12,225,137      $17,306,146
...........................................................................
 Cost of Sales............................................................      6,876,308       6,694,759        9,486,877
                                                                              -----------     -----------      -----------
     Gross profit.........................................................      5,103,452       5,530,378        7,819,269
                                                                              -----------     -----------      -----------
Operating Expenses:
     Sales and marketing..................................................      1,919,031       2,293,334        2,747,064
     General and administrative...........................................      1,236,252       1,186,845        1,739,711
     Research and development.............................................      1,099,345       1,040,481        1,205,491
                                                                              -----------     -----------      -----------
          Total operating expenses........................................      4,254,628       4,520,660        5,692,266
                                                                              -----------     -----------      -----------
          Operating income................................................        848,824       1,009,718        2,127,003
Gain (loss) on foreign currency ..........................................       (140,080)       (169,222)         207,664
Interest expense, net.....................................................       (531,498)       (691,774)      (1,274,607)
Other expense, net........................................................             --              --         (119,701)
                                                                              -----------     -----------      -----------
Net income applicable to common shareholders..............................    $   177,246     $   148,722      $   940,359
                                                                              ===========     ===========      ===========

Basic and Diluted Income Per Common Share:
Net income per common share...............................................    $       .01     $       .01      $       .06
                                                                              ===========     ===========      ===========
Basic weighted average common shares outstanding..........................     14,952,926      14,952,926       14,945,293
                                                                              ===========     ===========      ===========
Diluted weighted average common shares outstanding........................     20,421,676      20,421,775       15,028,848
                                                                              ===========     ===========      ===========